                                   EXHIBITS

          (10) Goverment Contracts.

               3. Title:                     Facility for Animals Used
                                             in Infectious Disease
                                             Research.
                  Institute:                 National Institute of
                                             Allergy and Infectious
                                             Diseases
                  Dates Funded:              3/1/00 - 2/28/07

STANDARD FORM 26 (REV. 4-85)   NSN 7540-01-152-8069     OMB No. 0990-0115                  RFP 99-56
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
AWARD/CONTRACT                                1. THIS CONTRACT IS A RATED ORDER         RATING                    PAGE OF     PAGES
                                                 UNDER DPAS (15 CFR 350)                                            1          15
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2. CONTRACT (Proc. inst. ident.) No.          3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
            N01-AO-02735                         See Item 20C.               001974
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5. ISSUED BY                     CODE 2668-02733     6. ADMINISTERED BY (If other than item 5)                    CODE
   National Institutes of Health
   Acquisitions Mgmt. Operations Branch
   Room 1130
   6700-B Rockledge Dr., MSC 7605
   Bethesda, Maryland 20892-7605
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7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, country, State and ZIP Code)      8. DELIVERY
   Bioqual, Inc                                                                            [ ]  FOB ORIGIN    [x] OTHER (See below)
   9600 Medical Center Drive                                                            -------------------------------------------
   Rockville, MD 20850-3336                                                             9. DISCOUNT FOR PROMPT PAYMENT

                                                                                        -------------------------------------------
                                                                                        10. SUBMIT INVOICES                  ITEM
                                                                                            (4 copies unless other-
                                                                                            wise specified) TO THE           G.3.
----------------------------------------------------------------------------------------    ADDRESS SHOWN IN
CODE                              FACILITY CODE
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11. SHIP TO/MARK FOR                                              12. PAYMENT WILL BE MADE BY                         CODE
    See Sect. F, Article F.2.                                         See Article G.3.
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13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION      14. ACCOUNTING AND APPROPRIATION DATA
    N/A                                                               DOC #N1AO02735; OC 25.2E EIN #1133078199A2
                                                                      CAN #0-8325797 Amt. $491,063
    [ ]  10 U.S.C. 2304 (c)(  )     [ ] 41 U.S.C. 253(c)(  )          CAN #0-8335255 Amt. $312,000
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15A. ITEM NO.          15B. SUPPLIES/SERVICES           15C. QUANTITY         15D. UNIT         15E. UNIT PRICE         15F. AMOUNT
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Technical Support Services Contract
Title: Facility for Animals Used in Infectious Disease Research
Period: March 1, 2000 through February 28, 2007
Amount Allotted: $803,063
Contract Type: CPFF - Completion
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                                                                                     15G. TOTAL AMOUNT OF CONTRACT       $6,298,647
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
                                                       16. TABLE OF CONTENTS
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
(x)  SEC.            DESCRIPTION                     PAGE(S)       (x)  SEC.                  DESCRIPTION                    PAGE(S)
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                PART I - THE SCHEDULE                                                 PART II - CONTRACT CLAUSES
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 x     A     SOLICITATION/CONTRACT FORM                1            x    I     CONTRACT CLAUSES                                  10
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 x     B     SUPPLIES OR SERVICES AND PRICES/COSTS     3                 PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
-----------------------------------------------------------------------------------------------------------------------------------
 x     C     DESCRIPTION/SPECS./WORK STATEMENT         4            x    J     LIST OF ATTACHMENTS                               14
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 x     D     PACKAGING AND MARKING                     5                       PART IV -  REPRESENTATIONS AND INSTRUCTIONS
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 x     E     INSPECTION AND ACCEPTANCE                 5            x    K     REPRESENTATIONS, CERTIFICATIONS AND               15
-----------------------------------------------------------------
 x     F     DELIVERIES OR PERFORMANCE                 6                       OTHER STATEMENTS OF OFFERORS
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 x     G     CONTRACT ADMINISTRATION DATA              7                 L     INSTRS., CONDS., AND NOTICES TO OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
 x     H     SPECIAL CONTRACT REQUIREMENTS             9                 M     EVALUATION FACTORS FOR AWARD
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
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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
17. [x] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is re-        18. [ ] AWARD (Contractor is not required to sign this
        quired to sign this document and return  3  copies                         document.) Your offer on Solicitation Number
                                                ---                 ------------------ including the full additions or changes
to issuing office.) Contractor agrees to furnish and deliver        made by you which additions or changes are set forth in full
all items or perform all the services set forth or otherwise        above, is hereby accepted as to the items listed above and on
identified above and on any continuation sheets for the             any continuation sheets. This award consummates the contract
consideration stated herein. The rights and obligations of the      which consists of the following documents: (a) the Government's
parties to this contract shall be subject to and governed by        solicitation and your offer, and (b) this award/contract. No
the following documents: (a) this award/contract, (b) the           further contractual document is necessary.
solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorp-
orated by reference herein. (Attachments are listed herein.)
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19A. NAME AND TITLE OF SIGNER (Type or print)                       20A. NAME OF CONTRACTING OFFICER
     /s/ Michael P. O'Flaherty                      COO                  Karin E. Eddy
                                                                         Contracting Officer
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19B. NAME OF CONTRACTOR                       19C. DATE SIGNED      20B. UNITED STATES OF AMERICA                  20C. DATE SIGNED
 BY  /s/ Michael P. O'Flaherty                                       BY  /s/ Karin E. Eddy
     ---------------------------------------       2/29/00               ---------------------------------------        2/29/2000
     (Signature of person authorized to sign)                            (Signature of Contracting Officer)
-----------------------------------------------------------------------------------------------------------------------------------

DETAILED TABLE OF CONTRACT CONTENTS

PART I - THE SCHEDULE
  SECTION A - SOLICITATION/CONTRACT FORM...............................................    1
  SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS....................................    3
     Article B.1. Brief Description of Supplies or Services............................    3
     Article B.2. Estimated Cost and Fixed Fee.........................................    3
     Article B.3. Provisions Applicable to Direct Costs................................    3
     Article B.4. Advanced Understandings..............................................    4
  SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT................................    4
     Article C.1. Statement of Work....................................................    4
     Article C.2. Reporting Requirements...............................................    4
  SECTION D - PACKAGING, MARKING AND SHIPPING..........................................    5
  SECTION E - INSPECTION AND ACCEPTANCE................................................    5
  SECTION F - DELIVERIES OR PERFORMANCE................................................    6
     Article F.1. Period of Performance................................................    6
     Article F.2. Deliveries...........................................................    6
     Article F.3. Clauses Incorporated by Reference....................................    6
  SECTION G - CONTRACT ADMINISTRATION DATA.............................................    7
     Article G.1. Project Officer......................................................    7
     Article.G.2. Key Personnel........................................................    7
     Article G.3. Invoice Submission/Contract Financing Request and Financial Report...    7
     Article G.4. Indirect Costs Rates.................................................    8
     Article G.5. Government Property..................................................    8
     Article G.6. Post Award Evaluation of Past Performance............................    8
  SECTION H - SPECIAL CONTRACT REQUIREMENTS............................................    9
     Article H.1. Reimbursement of Costs for Independent Research and Development......    9
     Article H.2. Needle Exchange......................................................    9
     Article H.3. Animal Welfare Assurance.............................................    9
     Article H.4. Press Releases.......................................................    9
     Article H.5. Reporting Matters Involving Fraud, Waste and Abuse...................    9

PART II - CONTRACT CLAUSES.............................................................   10

  SECTION I - CONTRACT CLAUSES.........................................................   10
     Article I.1. General Clauses for a Cost Reimbursement Service Contract............   10
     Article I.2. Authorized Substitutions of Clauses..................................   12
     Article I.3. Additional Contract Clauses..........................................   12
     Article I.4. Additional FAR Contract Clauses Included in Full Text................   13

PART III LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS.............................   14

  SECTION J - LIST OF ATTACHMENTS......................................................   14

PART IV REPRESENTATIONS AND INSTRUCTIONS...............................................   15

  SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
  OF OFFERER...........................................................................   15

                             PART I - THE SCHEDULE


SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The contractor shall house, feed and care for an estimated 68 Old World and/or New World nonhuman primates, in addition to an estimated 6 chimpanzees and 12 small animals (e.g. rabbits) at all times. Conduct an estimated 12 procedures per year designed by the Project Officer, each utilizing approximately 24 monkeys. As required by the Project Officer, conduct an estimate of four procedures per year with six chimpanzees. Additionally, a small number (less than 4) of procedures shall be conducted on small animals (e.g. rabbits, ferrets) when specified by the Project Officer. Procedures will be conducted according to individual working protocols issued by NIAID Scientists. The nature of investigations being conducted by NIAID scientists are long-term, overlapping, labor intensive studies which will necessitate that the contractor maintain individual animals for periods longer than 12 months (see STATEMENT OF WORK, ATTACHMENT 1).

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a. The estimated cost of this contract is $5,859,207.

b. The fixed fee for this contract is $439,440. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c. The Government's obligation, represented by the sum of the estimated cost plus the fixed fee for this contract is $6,298,647.

d. Total funds currently available for payment and allotted to this contract are $803,063 of which $747,036 represents the estimated costs, and of which $56,027 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2. Authorized Substitutions of Clauses.

e. It is estimated that the amount currently allotted will cover performance of the contract through 2/28/2001.

f. The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a. Items Unallowable Unless Otherwise Provided

   Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT and FIXED FEE, incorporated in this contract by reference, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

   (1) Acquisition, by purchase or lease, of any interest in real property;
   (2) Special rearrangement or alteration of facilities;
   (3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);
   (4) Travel to attend general scientific meetings;
   (5) Foreign travel;
   (6) Consultant Costs
   (7) Subcontracts
   (8) Patient care costs;
   (9) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for Control of Government Property) 1990, regardless of acquisition value.
  (10) Printing Costs (as defined in the Government Printing and Binding Regulations).

   (11)  Research Funding

ARTICLE B.4. ADVANCE UNDERSTANDINGS

(1) As stated in the Federal Register, Volume 57, No. 190, page 45096, dated September 30, 1992, Policy Letter on Inherently Government Functions, no personal services shall be performed under this contract. All work requirements shall flow only from the Project Officer to the Contractor's Project Manager. No Contractor employee will be directly supervised by the Government. All individual employee assignments, and daily work direction, shall be given by the applicable employee supervisor. If the Contractor believes any Government action or communication has been given that would create a personal services relationship between the Government and any Contractor employee, the Contractor shall promptly notify the Contracting Officer of this communication or action.

(2) The contractor agrees to immediately notify the contracting officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Costs Clauses in the contract.

(3) Overtime (premium) pay costs shall not exceed a total of $45,496 unless prior approval is granted by the Contracting Officer via a Contract modification.

(4) The contractor may charge directly to this contract an equal monthly amount for the depreciation of each Animal Enclosure (cage) use for this project, not to exceed a ten (10) year recovery period from the date the enclosure was first placed in service. The contractor shall add Enclosure refurbishing costs to its overhead pool. Animal Enclosure (caging) costs shall not exceed a total of $200,938 unless prior approval is granted by the Contracting Officer via a Contract Modification.

(5) Fringe Benefits, Overhead and G&A rates, as proposed in Bioqual, Incorporated Final Revised Offer, dated February 8, 2000, are accepted for proposal purposes only. The Government will not approve reimbursements based on these proposed rates until such time as a new rate agreement has been negotiated and approved by the cognizant Contracting Officer, in accordance with ARTICLE G.4., INDIRECT COST RATES.

(6) The "Special test equipment" (see FAR Subpart 45.1) listed in the Government Property Schedule II-A is hereby transferred to this contract from predecessor Contract No. N01-AO-52706. This property is of significant aggregate value and necessary for contract performance. Contractor shall maintain and report inventory of this Special test equipment in a "Summary Record" in accordance with FAR Subpart 45.5. Title to this property shall remain with the Government.


SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work below (see SECTION J, ATTACHMENT 1, dated 3/1199), attached hereto and made a part if this
     Contract:

ARTICLE C.2. REPORTING REQUIREMENTS

a. Technical Progress Reports

   In addition to the reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with Article F.1. Deliveries of this contract:

   (1) Monthly Progress Report - 3 copies

       This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter the reporting period shall consist of each calendar month.

   (2) Final Report - 6 copies

       This report is to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Final Report shall be submitted in accordance with Article
       F.1. Deliveries of this contract.

   (3) Summary of Salient Results

       The Contractor shall submit, with the final report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract. This report will be required on or before the expiration date of the contract.

SECTION D - PACKAGING, MARKING AND SHIPPING

In most cases, clinical specimens designated by the Project Officer will be collected and shall be frozen to -70C until delivered on dry ice. In some instances, clinical specimens shall be drawn fresh daily from the animal(s) and delivered intact, on wet ice, within 2 to 4 hours of being drawn from the animal, but no later than 1:00 P.M. on the day obtained. All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

ARTICLE D.1. PACKAGING

Frozen samples are to be shipped on dry ice in a styrofoam container. Fresh samples are to be shipped on wet ice in styrofoam.

ARTICLE D.2. SHIPPING

All specimens shall be shipped f.o.b. destination to the following address:

          Project Officer
          Laboratory of Infectious Diseases, NIAID
          Building 7, Room 106
          9000 Rockville Pike
          Bethesda, MD 20892


SECTION E - INSPECTION AND ACCEPTANCE

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this ARTICLE, the Project Officer is the authorized representative of the Contracting Officer.

c. Inspection and acceptance will be performed at:

       Laboratory of Infectious Diseases, NIAID
       Building 7, Room 106
       9000 Rockville Pike
       Bethesda, Maryland 20892.

   Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d. This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

   FAR Clause 52.246-5, INSPECTION OF SERVICES-COST REIMBUSRSEMENT (APRIL 1984).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. PERIOD OF PERFORMANCE

The period of performance of this contract shall be from March 1 2000 through February 28, 2007.

ARTICLE  F.2. DELIVERIES

a. Satisfactory performance of this contract shall be deemed to occur upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the services specified in ARTICLE C.1., Statement of Work.

b. The items specified below as described in SECTION C. ARTICLE C.2. will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEE'S PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below:

              Item                                Quantity                    Delivery Schedule
              ----                                --------                    -----------------
      a)   Monthly Reports                            3             10 Days after end of Month
      b)   Draft Final Report                         3             15 Days after end of Contract
      c)   Final Report                               6             15 Days after Project Officer's approval
                                                                       of Draft Report
      d)   Summary of Salient Results                 6             On or before the expiration date of the
                                                                       contract

c. The above items shall be addressed and delivered to:

      Addressee                                          Deliverable Item No.              Quantity
      ---------                                          --------------------              --------
      Project Officer, LID,NIAID                                  (a)                         1
      Bldg. 7, Rm. 106                                            (b)                         2
      9000 Rockville Pike                                         (c)                         2
      Bethesda, MD 20892                                          (d)                         5

      Ivan Hernandez, Contracts                                   (a)                         2
      Specialist, NIAID, NIH                                      (b)                         1
      6700-B Rockledge Dr., Rm. 1127                              (c)                         1
      Bethesda, MD 20892-7605                                     (d)                         1

d. Deliveries of animal specimens required by the contractor shall be made f.o.b. destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984) and in conformance with the specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract, to the address/addressee listed below:

      Laboratory of Infectious Diseases, NIAID
      Building 7, Room 106
      9000 Rockville Pike
      Bethesda, MD 20892

e. Unless otherwise specified elsewhere in this solicitation, deliveries shall be made to the Delivery Point specified above Mondays through Fridays (excluding Federal Holidays) between the hours of 8:30 a.m. and 11:00 a.m. only. Supplies or services scheduled for delivery on a Federal holiday shall be made the next following workday.


ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address:
http://www.arnet.gov/far/.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

   52.242-15, Stop Work Order (AUGUST 1989) with ALTERNATE I (APRIL 1984).


SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

The following Project Officer(s) will represent the Government for the purpose
of this contract:      Dr. Brian Murphy

The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to:
(1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.

ARTICLE G.2. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in this contract, the following individual(s) is/are considered to be essential to the work being performed hereunder:

       NAME                                   TITLE
       ----                                   -----

      Dr. Richard Bradbury        Principal Investigator
      Marissa St. Claire          Veterinarian
      Boris Skopets               Veterinarian


ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND FINANCIAL REPORT

a. Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-1 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a "proper" payment request pursuant to FAR 32.9.

   These instructions also provide for the submission of financial and personnel reporting required by HHSAR 342.7002.

  (1) Invoices/financing requests shall be submitted concurrently as follows:

      An original and two copies to the following designated billing office:

              Contract Specialist
              Acquisitions Management and Operations Branch
              National Institute of Allergy and Infectious Diseases National Institutes of Health
              6700-B Rockledge Drive, Room 1127
              BETHESDA MD 20892-7605

  (2) Inquiries regarding payment of invoices should be directed to the designated billing office, Office of Financial Management, NIH, Tel. (301) 496-6452.

ARTICLE G.4. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), "Allowable Cost and Payment" incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

   Director, Division of Financial Advisory Services
   Office of Contract Management
   National Institutes of Health
   6100 Building, Room 6B05
   6100 EXECUTIVE BLVD  MSC 7540
   BETHESDA MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.5. GOVERNMENT PROPERTY

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in Section I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor's Guide for Control of Government Property, (1990), which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contract Property Administrator.

   This contract's Contract Property Administrator is:

      Charles Varga
      Contracts Property Administrator
      Research Contracts Property Administration, NIH
      6011 Executive Blvd, Room 641E
      Bethesda, MD 20892-7670
      (301) 496-6466

b. Government Furnished Property - Schedule II-A

   Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to retain custody of the property listed in Schedule II-A for use in direct performance of this contract. Accountability for the items listed in Schedule II-A is hereby transferred to this contract from predecessor Contract No. N01-AO-52706, under which these items were provided by the Government. Title to this property shall remain in the Government.

ARTICLE G.6.  POST AWARD EVALUATION OF PAST PERFORMANCE

Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared annually to coincide with the anniversary date of the contract.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. Any disagreement between the parties regarding an evaluation will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.l. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT PROJECTS (Commercials Only)

The primary purpose of the Public Health Service (PHS) is to support and advance independent research within the scientific community. This support is provided in the form of contracts and grants totaling approximately 7 billion dollars annually. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research by selecting from multitudes of applications those research projects most worthy of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

ARTICLE H.2. NEEDLE EXCHANGE

a. Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

b. Public Law 106-113 Section 505; Federal Fiscal Year 2000

ARTICLE H.3.  ANIMAL WELFARE ASSURANCE

The Contractor shall obtain, prior to the start of any work under this contract, an approved Animal Welfare Assurance from the Office of Protection from Research Risks (OPRR), Office of the Director, NIH, as required by Section I-43-30 of the Public Health Service Policy on Humane Care and Use of Laboratory Animals. The Contractor shall maintain such assurance for the duration of this contract, and any subcontractors performing work under this contract involving the use of animals shall also obtain and maintain an approved Animal Welfare Assurance.

ARTICLE H.5. PRESS RELEASES

a. Pursuant to Public Law(s) sited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and
   (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b. P.L. 106-113 Section 507; Federal Fiscal Year 2000

ARTICLE H.5. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the DHHS Inspector General's Office in writing or on the Inspector General's Hotline. The toll free number is 1-800-DHHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

                    Office of Inspector General
                    Department of Health and Human Services
                    TIPS HOTLINE
                    P.O. Box 23489
                    Washington, D.C. 20026

Information regarding procedural matters is contained in the NIH Manual Chapter 1754, which is available on (http://www1.od.nih.gov/oma/oma.htm)

                           PART II - CONTRACT CLAUSES

                          SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT SERVICE CONTRACT - CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:
http://www.arnet.gov/far/.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

    FAR
   CLAUSE
     NO.                        DATE       TITLE
   ------                       ----       -----
   52.202-1                     Oct 1995   Definitions

   52.203-3                     Apr 1984   Gratuities (Over $100,000)

   52.203-5                     Apr 1984   Covenant Against Contingent Fees (Over $100,000)

   52.203-6                     Jul 1995   Restrictions on Subcontractor Sales to the Government (Over $100,000)

   52.203-7                     Jul 1995   Anti-Kickback Procedures (Over $100, 000)

   52.203-8                     Jan 1997   Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over
                                           $100,000)

   52.203-10                    Jan 1997   Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

   52.203-12                    Jun 1997   Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

   52.204-4                     Jun 1996   Printing/Copying Double-Sided on Recycled Paper (Over $100,000)

   52.209-6                     Jul 1995   Protecting the Government's Interests when Subcontracting with Contractors Debarred,
                                           Suspended, or Proposed for Debarment (Over $25,000)

   52.215-2                     Jun 1999   Audit and Records - Negotiation (Over $100,000)

   52.215-8                     Oct 1997   Order of Precedence - Uniform Contract Format

   52.215-10                    Oct 1997   Price Reduction for Defective Cost or Pricing Data

   52.215-12                    Oct 1997   Subcontractor Cost or Pricing Data (Over $500,000)

   52.215-14                    Oct 1997   Integrity of Unit Prices (Over $100,000)

   52.215-15                    Dec 1998   Pension Adjustment and Asset Reversion

   52.215-18                    Oct 1997   Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

   52.215-19                    Oct 1997   Notification of Ownership Changes

   52.215-21                    Oct 1997   Requirements for Cost or Pricing Data or Information Other Than Cost of Pricing Data -
                                           Modifications

   52.216-7                     Apr 1998   Allowable Cost and Payment

   52.216-8                     Mar 1997   Fixed Fee

   52.219-8                     Oct 1999   Utilization of Small Business Concerns

   52.219-9                     Oct 1999   Small Business Subcontracting Plan (Over $500,000)

   52.219-16                    Jan 1999   Liquidated Damages - Subcontracting Plan (Over $500,000)

   52.222-2                     Jul 1990   Payment for Overtime Premium (Over $100,000) (NOTE: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

   52.222-3                     Aug 1996   Convict Labor

   52.222-26                    Feb 1999   Equal Opportunity

   52.222-35                    Apr 1998   Affirmative Action for Disabled and Vietnam Era Veterans

   52.222-36                    Jun 1998   Affirmative Action for Workers with Disabilities

   52.222-37                    Jan 1999   Employment Reports on Disabled Veterans and Veterans of the Vietnam Era

   52.223-2                     Apr 1984   Clean Air and Water (Over $100,000)

   52.223-6                     Jan 1997   Drug Free Workplace

   52.223-14                    Oct 1996   Toxic Chemical Release Reporting

   52.225-11                    Aug 1998   Restrictions on Certain Foreign Purchases

   52.227-1                     Jul 1995   Authorization and Consent

   52.227-2                     Aug 1996   Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)

   52.227-3                     Apr 1984   Patent Indemnity

   52.227-14                    Jun 1987   Rights in Data - General

   52.232-9                     Apr 1984   Limitation on Withholding of Payments

   52.232-17                    Jun 1996   Interest (Over $100,000)

   52.232-20                    Apr 1984   Limitation of Cost

   52.232-23                    Jan 1986   Assignment of Claims

   52.232-25                    Jun 1997   Prompt Payment

   52.232-34                    May 1999   Payment by Electronic Funds Transfer--Other Than Central Contractor Registration

   52.233-1                     Dec 1998   Disputes

   52.233-3                     Aug 1996   Protest After Award, Alternate I

   52.242-1                     Apr 1984   Notice of Intent to Disallow Costs

   52.242-3                     Oct 1995   Penalties for Unallowable Costs (Over $500,000)

   52.242-4                     Jan 1997   Certification of Final Indirect Costs

   52.242-13                    Jul 1995   Bankruptcy (Over $100,000)

   52.243-2                     Aug 1987   Changes - Cost Reimbursement, Alternate I (Apr 1984)

   52.244-2                     Aug 1998   Subcontracts, Alternate II (Aug 1998) *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.

   52.244-5                     Dec 1996   Competition in Subcontracting (Over $100,000)

   52.245-5                     Jan 1986   Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract)

   52.246-25                    Feb 1997   Limitation of Liability - Services (Over $100,000)

   52.249-6                     Sep 1996   Termination (Cost-Reimbursement)

   52.249-14                    Apr 1984   Excusable Delays

   52.253-1                     Jan 1991   Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES.

   HHSAR
   CLAUSE
     NO.             DATE       TITLE
   ------            ----       -----
   352.202-1         Apr 1984   Definitions - Alternate I (Apr 1984)

   352.228-7         Dec 1991   Insurance - Liability to Third Persons

   352.232-9         Apr 1984   Withholding of Contract Payments

   352.233-70        Apr 1984   Litigation and Claims

   352.242-71        Apr 1984   Final Decisions on Audit Findings

   352.270-5         Apr 1984   Key Personnel

   352.270-6         Jul 1991   Publication and Publicity

   352.270-7         Apr 1984   Paperwork Reduction Act

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT SERVICE CONTRACT - Rev.
10/1999].

ARTICLE I.2 AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

FAR 52.215-14, INTEGRITY OF UNIT PRICES (OCTOBER 1997) is deleted in its entirety.

FAR 52.219-9, SMALL BUSINESS SUBCONTRACTOR PLAN (OCTOBER 1999) and FAR Clause 52.219-16, LIQUIDATED DAMAGES--SUBCONTRACING PLAN (JANUARY 1999) are deleted in their entirety.

FAR 52.232-20, LIMITATION OF COST (Apr 1984), is deleted in its entirety and FAR 52.232-22, LIMITATION OF FUNDS (APRIL 1984) is substituted therefor.

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, (unless otherwise noted) with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

   (1) FAR 52.217-2, Cancellation Under Multiyear Contract (July 1996).
   (2) FAR 52.219-6, Notice of Total Small Business Set-Aside (July 1996).
   (3) FAR 52.219-14, Limitation on Subcontracting (Dec 1996)
   (4) FAR 52.223-3, Hazardous Material Identification and Material Safety Data (JANUARY 1997), ALTERNATE I (JULY 1995)

   (5) FAR 52.227-17, Rights in Data--Special Works (JUNE 1987).
   (6) FAR 52.237-3, Continuity of Services (JANUARY 1991).
   (7) FAR 52.246-25, Limitation of Liability (FEBRUARY 1997).


b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION/PUBLIC HEALTH SERVICE ACQUISITION REGULATION (HHSAR)/(PHSAR) (48 CHAPTER 3) CLAUSES:

   (1) PHS 352.223-70, Safety and Health (Deviation) (AUGUST 1997).
   (2) PHS 352.280-2b, Care of Live Vertebrate Animals (OCTOBER 1986).

c. NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

   The following clauses are attached and made a part of this contract:

   (1) NIH (RC)-7, Procurement of Certain Equipment (APRIL 1984) (OMB Bulletin 81-16).


ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

a. FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (OCTOBER 1998)

  (a) Definition.

      Commercial item, as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

      Subcontract, as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

  (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

  (c) Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:
      (1) 52.222-26, Equal Opportunity (E.O. 11246);
      (2) 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans (38 U.S.C. 4212(a));
      (3) 52.222-36, Affirmative Action for Handicapped Workers (29 U.S.C. 793); and
      (4) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

  (d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work, April 5, 1999, 4 Pages
2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, May 1997, 5 pages.
3. Safety and Health (Deviation), PHSAR Clause 352.223-70, August 1997, 1 pages.
4. Procurement of Certain Equipment, NIH(RC)-7, (OMB Bulletin 81-16), April 1984, 1 page.
5. Disclosure of Lobbying Activities, OMB Form SF-LLL, December, 1989, 3 pages.
6. Government Property - Schedule II-A

                                    PART IV

SECTION K - REPRESENTATIONS AND CERTIFICATIONS (Negotiated).

The following documents are incorporated by reference in this contract:

1. Representations and Certifications, dated November 8, 1999.

2. Certificate of Current Costs or Pricing Data (FAR 15.406-2), dated 2/8/2000.

3. Animal Welfare Assurance Number A3086-01.

                               STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the work set forth below.

A. Specifically, the Contractor shall:

   1. House, feed and care for an estimated 68 Old World and/or New World non-human primates, in addition to an estimated 6 chimpanzees and 12 small animals (e.g. rabbits) at all times. (Note to Offeror: The use of species other than non-human primates will represent a small part (less than 2%) of the level of effort for the Statement of Work. The Contractor must only state their capability and willingness to accommodate species other than non-human primates. No cost information for species other than non-human primates is required. However, if the costs associated with work using species other than non-human primates appear that they will exceed 2%, fiscal accounting will be required.)

   2. Conduct an estimate of 12 procedures per year designed by the Project Officer, each utilizing approximately 24 monkeys and one or more viruses, that last generally one month in duration (occasionally two months). Conduct an estimate of four procedures per year also designed by the Project Officer with six chimpanzees that last form one to three months. Alternatively, a small number (approximately 4 or less) of procedures shall be conducted on small animals (e.g. rabbits, ferrets) when specified by the Project Officer. Procedures will be conducted according to individual working protocols issued under NIAID ACUC approved Animal Study Proposals. Viruses to be tested include, but are not limited to, the following:

           a. Wild type and attenuated parainfluenza, respiratory syncytial, influenza A and B viruses, and measles virus.
           b. Vaccinia wild type and recombinant viruses.
           c. Attenuated and wild type adenoviruses, including recombinant adenovirus.
           d. Rotaviruses.
           e. Norwalk-like viruses.
           f. Flaviviruses.

   3. Administer new therapies such as antiviral agents and immunotherapies and record their effectiveness against viral infection and collect specimens as described in protocols furnished by the Project Officer.

      Produce polyclonal antibodies in SPF rabbits under conditions of isolation to prevent the acquisition of adventitious pathogens by the rabbit. The method for production of the polyclonal antibodies will be the creation of whiffle-ball chambers by surgical implantation, two per rabbit (Clemons, et al. Evaluation of a subcutaneously implanted chamber for antibody production in rabbits. Laboratory Animal Science 42: 307-311)

      Monkeys will be pre-conditioned for use on experimental protocols following arrival and during quarantine. Post-study animals will be held (generally 1-4 weeks) until disposition and transportation are arranged by the Government.

      The performance of specialized tests on specimens collected by the Contractor shall be the responsibility of Government scientists. However the costs associated with collection of specimens such as blood, samples for virus isolation, and specimens for pathologic observations shall be the responsibility of the Contractor. It is estimated that the following shall be required:

               a. Five (5) blood specimens per animal.
               b. Ten (10) nasopharyngeal swabs per animal.
               c. Four (4) tracheal lavages per animal.
               d. Up to 1,000 pathologic specimens (total).

      In some instances, clinical specimens, drawn fresh daily from the animal, shall be delivered intact, on wet ice, to NIH, Building 7, Respiratory Viruses Section, within 2 to 4 hours after having been drawn, by 1:00 P.M. on the day obtained in order to achieve optimal and maximum virus isolation and recovery rates. In most procedures, specimens shall be frozen at -70C until delivery on dry ice.


Statement of Work (3/11/99)                                         ATTACHMENT 1

   4. Physical Plant:

   a. Biosafety Level: ABSL-2 practices, containment equipment, and facilities are required for activities using non-human primates and small animals experimentally infected with viruses in this 1. above and other latent or intercurrent infections associated with these species.

  b. Animal rooms: Provide the Project Officer separate rooms dedicated to this contract (no commingling of animals from other projects) which are environmentally controlled with non-recirculating air which is exchanged 10-15 times per hour. Negative air pressure relative to non-containment areas shall be accomplished by an independent exhaust fan system.

  c. Exhaust Air: Pass exhaust air through absolute HEPA filters. All biocontainment modules will be attached directly to the building exhaust system by flexible tubing. Al of the air exhausted from a room will be drawn through cages when the room is fully fitted with the biocontainment units. Air entering biocontainment units will pass through a medium efficiency filter while the air leaving a unit will move through the exhaust system and be HEPA filtered before exiting the building. Back-up exhaust fans shall be used to insure operational integrity of this system at all times.

  d. Special Procedures Rooms: Provide suitable and separate rooms and equipment consistent with the Guide for animal examination, necropsy, surgery, surgical preparation, and radiography. The necropsy room will contain workstations and a downdraft ventilation necropsy table which meets OSHA and ASHRAE standards for exposure limits to formalin.

  e. Storage Areas: Provide up to 500 square feet of secure floor and shelf space for the storage of all equipment, supplies, and pharmaceutical products. All pharmaceutical products (i.e., for treatment of intercurrent infections, all tranquilizers, all analgesics), supplies and equipment (i.e., for specimen collection, inoculation, biopsy, surgery, necropsy, etc.), shall be specified by the Project Officer, and supplied by the Contractor.

  f. Alternative Power Supply: An emergency electric generator shall be available to this project and available for immediate use in the event of a loss of electric power.

  g. Security: Provide a 24-hour security system and 24 hour security personnel to prevent unauthorized entry. Restrict entrances into the animal areas by locks and animal rooms shall display signs marked boldly with the designation "Biohazard Area" on animal room doors. Signs shall list the precautions necessary when entering the area(s) and entry shall be limited to authorized personnel only.

  5. Animal Environment, Housing, and Management:

   a.  Caging Specifications:

       (1) The Contractor shall provide a combination of 6.0 Mobile Home Over/Under Modules and 6.0 Mobile Home Over/Under Biocontainment Modules. These mobile modular cages are designed to allow docking with adjacent cages and opening of transparent plexi-glass shuttle doors to allow animal passage between adjacent cages thus enhancing safety, security, efficiency, operational flexibility, and attention to psychological well-being. This system permits and fosters social housing of primates in accordance with the USDA/APHIS regulations under the Animal Welfare Act and USPHS policy. The caging shall promote the psychological well being of the animals while minimizing exposure to infectious agents. The 6.0 Mobile Home Over/Under Biocontainment Modules are essential for hepatitis virus research.

       (2) Chimpanzee housing shall be of a design that provides biocontainment as well as an enriched environment including an adjacent exercise area. Specifically, the air handling shall prevent the acquisition of viruses, especially respiratory viruses, by the chimpanzees from their animal handlers and vice versa. The primary enclosure shall be at least 25 sq. ft. of floor space with an internal height of 84 inches. An adjacent exercise area shall be at least 35 sq. ft. of floor space with an interior height of 84 inches. The primary enclosure shall be equipped with a squeeze mechanism to gain control of the chimpanzee for injections or to persuade the chimpanzee to enter a transfer cage. The primary enclosure shall have an adjacent service area door that can be closed when the chimpanzee is being manipulated. When required, chimpanzees shall be individually housed with exclusive access to both a primary enclosure area and an exercise area. Individually housed chimpanzees shall have visual contact with conspecifics. These enclosures shall be designed to be washed and disinfected in place.

Statement of Work (3/11/99)                                         ATTACHMENT 1

   b. HVAC: The Contractor shall use its best efforts to maintain 74-76 degrees
      F. and 15 air changes/hour.

   c. Disinfection: Cages and isolation chambers shall be disinfected using a chemical disinfectant/sterilant approved by the Project Officer. All animal equipment (caging, feeders, etc.) shall be washed in a commercial cage washer containing a suitable detergent at 180F. at least every two weeks. Animal room floors shall be cleaned and sanitized with chemical disinfectant daily. Micrbiological monitoring will be performed quarterly using RODAC plates.

   d. Medical Pathological Waste (MPW): The disposition of potentially infected materials shall be accomplished, sequentially, in the following manner:
      (1) Animal Room Waste: a. Liquids: sewage pipes, decontamination tanks at 210F. for 2 hours, public sewage system. B. Solids: double sealed bag, sterilized, dumpster; (2) Animal Carcasses: Sealed bag, refrigerated, necropsy, burn box, incinerator; (3) Specimens: sealed bag, in house processing within Class II biological safety cabinet or sealed centrifuge rotors; double bagged in plastic, labeled appropriately, sealed outside container; delivered as directed; (4) Disposable Items: a. Needles and
      Syringes: sharps container, autoclave as solid waste, commercial biohazard waste disposal service. B. Other Disposables: sealed bag, burn box, incinerator; and (5) Gowns: sealed bag, commercial laundry service.

   e. Environmental Enrichment: The Contractor shall provide plans for enriching the environment of non-human primates.

   f. Food: Provide appropriate diets of monkey chow and fresh fruit to non-human primates. Fresh fruit (apples, oranges, bananas, etc.) shall be fed, one per animal, daily. The protein content of Old World primate diet shall be 15% and that of the New World primate diet shall be 25%. Rations shall be fed at the rate of 1-3.5% of the animal's weight. Chimpanzees shall be fed four times daily consisting of standard biscuit ration plus three rations of a variety of fruit and vegetables, distributed throughout the day.

   g. Identification and Records: Tattoo all animals across the chest with identification numbers furnished by the Project Officer. Maintain individual records for each animal in separate partition folders which include the following: (1) The outside cover shall hold a Clinical and Research Record form that includes the following information columns: a. Immunizations; b. Parasite Control; c. Tuberculosis Tests; d. Weights (Kg.); e. Clinical Procedures; f. Final Disposition; g Necropsy; (2) Chronological Record of Medical Care; (3) Physical Examination Form; (4) Food Consumption Form; (5) Hematology Results; (6) Serum Chemistry Results; (7) Weight Charts; (8) Stool Condition Record; (9) Treatment Instructions. Implement a computer program for the entry of records and/or data for location (Bldg./Rm.) complete animal inventories, government furnished supply/material, equipment inventories, clinical and pathological records, and other related contract program management data. The computer program and data entry shall be compatible for use with Mac/PC microcomputers and shall be active within 3 months of contract award.

   h. Animal Observation: Animals will be observed at least every 2 hours, 24 hours/day, 7 days/week.

   6. Institutional Policies and Responsibilities:

   a. Personnel Qualifications and Training: Personnel shall be specifically trained and experienced in the care and maintenance of non-human primates and other animals infected with the pathogens identified in this Statement of Work.

   b. Personal Protection: All personnel involved in the daily care of the animals shall wear washable work clothing covered by a Tyvek laboratory coat or washable/disposable surgeon's gown, disposable rubber gloves, surgical face masks, scrub bonnets, protective eyewear/face shields, and shoe covers or rubber boots. Personnel in contact with the monkeys should be immunized, as available, for the viruses being studied.

   c. Cross-Contamination: Because infectious agents are involved in these studies, appropriate precautions shall be taken to prevent animal to animal, animal to human, and human to animal transmission of viruses, both endogenous and experimental, during all phases of the studies. New pairs of disposable gloves and covers for workbenches shall be used for each animal during collection of specimens. Clean/new protective barrier clothing as specified in 5.b. above shall be worn every day and changed when working with new animals on a different procedure. Separate sets of sterile instruments shall be required for collection of each specimen.


Statement of Work (3/11/99)                                         ATTACHMENT 1

   d. Occupational Health and Safety of Personnel: Personnel will be enrolled in a medical-surveillance program, including banking of their sera (2ml), and maintain work practices consistent with the handling of blood-borne pathogens (CDC 1988).

   7. Veterinary Medical Care:

   a. Surveillance, Diagnosis, Treatment, and Control of Disease: Ensure all non-human primates are negative for SIV & SRV by serology and virus isolation before introducing onto contract facilities. New non-human primates shall be quarantined in a separate room or isolator and have 3 negative tuberculosis tests 15 days apart after introduction into the facility and quarterly thereafter. Animals on contract will be weighed and a comprehensive physical examination performed monthly, quarterly, or semi-annually, or as specified in working protocols. A Complete Blood Count and SMAC 24 shall be evaluated quarterly, as necessitated by the animal's condition or as specified in working protocols.

   b. Intercurrent Infections/Conditions: The treatment of intercurrent infections and other conditions will first be discussed with the Project Officer, and no medication, other than routine, shall be administered without prior approval.

   c. Euthanasia: The Project officer shall be notified of any untoward findings in animals under this contract and prior approval shall be obtained from the Project Officer before any animal is sacrificed. Necropsies will be performed as needed.

B. The Contractor shall adhere to the following:

   1. The institution must have the following credentials: a. AAALAC International file number b. OPRR Animal Welfare Assurance number c. USDA R Registration (Class "R" Research).

   2. The facility in which the animals are housed shall be operated in compliance with: a. The Animal Welfare Act (P.L. 89-544, as amended) Rules and Regulations published in the Code of Federal Regulations (CFR), Title 9 (Animals and Animal Products), Chapter 1, Subchapter A (Animal Welfare), Parts 1,2, and 3.b. Public Health Service (PHS) Policy on Humane Care and Use of Laboratory Animals, updated 1996. c. The Guide for the Care and Use of Laboratory Animals, revised 1996. d. Biosafety in Microbiological and Biomedical Laboratories (CDC-NIH 1993). e. Occupational Health and Safety in the Care and Use of Research Animals (NRC 1997). f. Guidelines for the Prevention and Treatment of B-Virus Infections in Exposed Persons (Clinical Infectious Diseases, 1995; 20: 421-439).

   3. All nonhuman primates housed under this contract will be provided by the Government.

   4. All Animal Study Proposals for procedures that are to be performed on NIAID owned animals will be prepared by the NIH, NIAID scientists and submitted to the Contractor through the Project Officer or his/her designee.

   5 At the conclusion, the disposition of the animals shall be the responsibility of the NIH, NIAID.


Statement of Work (3/11/99)                                        ATTACHMENT 1

           INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

General: The contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format: Standard Form 1034, "Public Voucher for Purchases and Services Other Than Personal", and Standard Form 1035, "Public Voucher for Purchases and Services Other Than Personal- Continuation Sheet," or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF-1035, claims may be submitted on the payee's letter-head or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated in the Invoice Submission Clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the Payment Clause shall be submitted monthly unless otherwise authorized by the contracting officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include: (1) costs of a prior billing period, but not previously billed; or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) in which such costs were incurred shall be cited.

Contractor's Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the contractor's fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the contracting officer's approval, which are not set forth in an Advance Understanding in the contract shall be so identified and reference the Contracting Officer's Authorization
(COA) Number. In addition, any cost set forth in an Advance Understanding shall be shown as a separate line item on the request.

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

(a) Interim Invoice/Contract Financing Request - These are interim payment requests submitted during the contract performance period.

(b) Completion Invoice - The completion invoice is submitted promptly upon completion of the work; but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which this contract is physically complete (whichever date is later). The completion invoice should be submitted when all costs have been assigned to the contract and all performance provisions have been completed.

(c) Final Invoice - A final invoice may be required after the amounts owed have been settled between the Government and the contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The contractor shall furnish the information set forth in the explanatory notes below. These notes are keyed to the entries on the sample invoice/financing request.

   NIH(RC)-4                                                   ATTACHMENT 2
   Rev. 5/97

(a) Designated Billing Office Name and Address - Enter the designated billing office and address, identified in the Invoice Submission Clause of the contract, on all copies of the invoice/financing request.

(b) Invoice/Financing Request Number - Insert the appropriate serial number of the invoice/financing request.

(c) Date Invoice/Financing Request Prepared - Insert the date the invoice/financing request is prepared.

(d) Contract Number and Date - Insert the contract number and the effective date of the contract.

(e) Payee's Name and Address - Show the contractors name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f) Total Estimated Cost of Contract - Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

(g) Total Fixed-Fee - Insert the total fixed-fee (where applicable). For incrementally funded contracts, enter the amount currently obligated and available for payment.

(h) Billing Period - Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(i) Incurred Cost - Current - Insert the amount billed for the major cost elements, adjustments, and adjusted amounts for the current period.

(j) Incurred Cost - Cumulative - Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.

(k) Direct Costs - Insert the major cost elements. For each element, consider the application of the paragraph entitled "Costs Requiring Prior Approval" on page 1 of these instructions.

  (1) Direct Labor - Include salaries and wages paid (or accrued) for direct performance of the contract. For Key Personnel, list each employee on a separate line. List other employees as one amount unless otherwise required by the contract.

  (2) Fringe Benefits - List any fringe benefits applicable -to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

  (3) Accountable Personal Property - Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (see the DHHS Contractors Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment. Prepare and attach Form HHS-565, "Report of Accountable Property," in accordance with the following instructions:

      List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

      - The item number for the specific piece of equipment listed in the Property Schedule.

      - The Contracting Officer's Authorization letter and number, if the equipment is not covered by the Property Schedule.

      - Be preceded by an asterisk (*) if the equipment is below the approval level.

   NIH(RC)-4                                                   ATTACHMENT 2
   Rev. 5/97

  (4) Materials and Supplies - Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

  (5) Premium Pay - List remuneration in excess of the basic hourly rate.

  (6) Consultant Fee - List fees paid to consultants. Identify consultant by name or category as set forth in the contract's Advance Understanding or in the COA letter, as well as the effort (i.e., number of hours, days, etc.) and rate being billed.

  (7) Travel - Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

  (8) Subcontract Costs - List subcontractor(s) by name and amount billed.

  (9) Other - List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(l) Cost of Money (COM) - Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(m) Indirect Costs--Overhead - Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(n) Fixed-Fee Earned - Cite the formula or method of computation for the fixed-fee (if any). The fixed-fee must be claimed as provided for by the contract.

(o) Total Amounts Claimed - Insert the total amounts claimed for the current and cumulative periods.

(p) Adjustments - Include amounts conceded by the contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(q)  Grand Totals

The contracting officer may require the contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.


NIH (RC)-4                                                         ATTACHMENT 2
Rev.5/97

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A--Expenditure Category - Enter the expenditure categories required by the contract.

Column B--Cumulative Percentage of Effort/Hrs.-Negotiated - Enter the percentage of effort or number of hours agreed to doing contract negotiations for each employee or labor category listed in Column A.

Column C--Cumulative Percentage of Effort/Hrs.-Actual - Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D--Incurred Cost-Current - Enter the costs, which were incurred during the current period.

Column E--incurred Cost-Cumulative - Enter the cumulative cost to date.

Column F--Cost at Completion - Enter data only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G--Contract Amount - Enter the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column H--Variance (Over or Under) - Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance along with those identified under H above.



   NIH(RC)-4                                                   ATTACHMENT 2
   Rev. 5/97

        SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

=================================================================================================================================
(a) Billing Office Name and Address                          (b) Invoice/Financing Request No. __________________________________

    Acquisition Management Operations Branch                 /C/ Date Invoice Prepared __________________________________________
    National Institute of Allergy and infectious Diseases
    6700-B Rockledge Drive, Room 1127                        (d) Contract No. ___________________________________________________
    MSC-7605
    BETHESDA MD 20892-7605                                       Effective Date _________________________________________________

(e) Payee's Name and Address
    ABC CORPORATION
    100 Main Street                                          (f) Total Estimated Cost ___________________________________________
    Anywhere, USA zip code
                                                             (g) Total Fixed Fee ________________________________________________
Attn: Name, Title, & Phone Number of Official to Whom
      Payment is Sent
=================================================================================================================================
(h) This invoice/financing request represents reimbursable costs for the period from ___________ to ___________
=================================================================================================================================

                             Cumulative Percentage of
                                   Effort/Hrs.                 Incurred Cost
                           --------------------------   ----------------------------     Cost at   Contract
Expenditure Category*      Negotiated      Actual       (I) Current   (j) Cumulative   Completion   Amount    Variance
          A                    B              C               D               E             F          G          H
---------------------------------------------------------------------------------------------------------------------------------
(k) Direct Costs:
---------------------------------------------------------------------------------------------------------------------------------
    (1) Direct Labor
---------------------------------------------------------------------------------------------------------------------------------
    (2) Fringe Benefits
---------------------------------------------------------------------------------------------------------------------------------
    (3) Accountable
        Property (attach
        DHHS-565)
---------------------------------------------------------------------------------------------------------------------------------
    (4) Materials & Supplies
---------------------------------------------------------------------------------------------------------------------------------
    (5) Premium Pay
---------------------------------------------------------------------------------------------------------------------------------
    (6) Consultant Fees
---------------------------------------------------------------------------------------------------------------------------------
    (7) Travel
---------------------------------------------------------------------------------------------------------------------------------
    (8) Subcontracts
---------------------------------------------------------------------------------------------------------------------------------
    (9) Other
---------------------------------------------------------------------------------------------------------------------------------
Total Direct Costs
---------------------------------------------------------------------------------------------------------------------------------
(l) Cost of Money
---------------------------------------------------------------------------------------------------------------------------------
(m) Overhead
---------------------------------------------------------------------------------------------------------------------------------
    G&A
---------------------------------------------------------------------------------------------------------------------------------
(n) Fixed Fee
---------------------------------------------------------------------------------------------------------------------------------
(o) Total Amount Claimed
---------------------------------------------------------------------------------------------------------------------------------
(p) Adjustments
---------------------------------------------------------------------------------------------------------------------------------
(q) Grand Totals
---------------------------------------------------------------------------------------------------------------------------------
I certify that all payments are for appropriate purposes and in accordance with the contract.


     ______________________________                    ________________________________
     (Name of Official)                                (Title)

* Attach details as specified in the contract
=================================================================================================================================

=================================================================================================================================

NIH(RC)-4                                                  ATTACHMENT 2
Rev. 5/97                                                     Page 5

PHS 352.223-70 SAFETY AND HEALTH (DEVIATION) (AUGUST 1997)

(a) To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

(b) Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable "Changes" Clause set forth in this contract.

(c) The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d) If the Contractor fails or refuses to comply promptly with the Federal, State or local Regulatory/enforcement agency's directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e) The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

                                    (End of clause)



   Safety and Health Clause (Deviation)              ATTACHMENT 3
   PHS 352.223-70, (8/97)

                       PROCUREMENT OF CERTAIN EQUIPMENT

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

   67 -  Photographic Equipment
   69 -  Training Aids and Devices
   70 - General Purpose ADP Equipment, Software, Supplies and Support (Excluding 7045-ADP Supplies and Support Equipment.)
   71 -  Furniture
   72 -  Household and Commercial Furnishings and Appliances
   74 -  Office Machines and Visible Record Equipment
   77 -  Musical Instruments, Phonographs, and Home-type Radios
   78 -  Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a cost-reimbursement contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.



   NIH(RC)-7 (4/1/84)                  ATTACHMENT 4
   OMB Bulletin 81-16

                    DISCLOSURE OF LOBBYING ACTIVITIES            Approved by OMB
                                                                       0348-0046

 Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352
                  (See reverse for public burden disclosure.)

-----------------------------------------------------------------------------------------------------------------------
1. Type of Federal Action:             2. Status of Federal Action:           3. Report Type:
   a. contract                            a. bid/offer/application               a. initial filing
   b. grant                               b. Initial award                       b. material change
   c. cooperative agreement               c. post-award                          For Material Change Only:
   d. loan                                                                       year _____ quarter _____
   e. loan guarantee                                                             date of last report __________
   f. loan insurance
-----------------------------------------------------------------------------------------------------------------------
4. Name and Address of Reporting Entity:                     5. If Reporting Entity in No. 4 is Subawardee, Enter Name
                                                                and Address of Prime
   [ ]  Prime         [ ]  Subawardee
                           Tier _____, if known:
   Congressional District, if known:                            Congressional District, if known:
-----------------------------------------------------------------------------------------------------------------------
6. Federal Department/Agency:                                7. Federal Program Name/Description
                                                                CFDA Number, if applicable:
-----------------------------------------------------------------------------------------------------------------------
8. Federal Action Number, if known:                          9. Award Amount, if known:
                                                                $
-----------------------------------------------------------------------------------------------------------------------
10. a. Name and Address of Lobbying Entity                   b. Individual Performing Services (including address if
       (if individual, last name, first name, MI):              different from No. 10a)
                                                                (last name, first name, MI)

           (attach Continuation Sheet(s)                     SF-LLL-A, if necessary)
-----------------------------------------------------------------------------------------------------------------------
11. Amount of Payment (check all that apply):                13. Type of Payment (check all that apply):

    $__________     [ ]  actual     [ ]  planned             [ ]   a. retainer
                                                             [ ]   b. one-time fee
-----------------------------------------------------------  [ ]   c. commission
12. Form of Payment (check all that apply):                  [ ]   d. contingent fee
[ ]   a. cash                                                [ ]   e. deferred
[ ]   b. in-kind; specify:   nature __________               [ ]   f. other; specify: __________________________
                             value  __________
-----------------------------------------------------------------------------------------------------------------------
14. Brief Description of Services Performed or to be Performed and Date(s) of Service, including officer(s), employee(s), or Member(s) contacted, for payment indicated in Item 11:

                               (attach Continuation Sheet(s) SF-LLL-A, if necessary)
-----------------------------------------------------------------------------------------------------------------------
15. Continuation Sheet(s) SF-LLL-A attached:            Yes            No
-----------------------------------------------------------------------------------------------------------------------
16. Information requested through this form is authorized by title 31     Signature:__________________________________
    U.S.C. section 1352. This disclosure of lobbying activities is a
    material representation of fact upon which reliance was placed by     Print Name:_________________________________
    the tier above when this transaction was made or entered into.
    This disclosure is required pursuant to 31 U.S.C. 1352. This          Title:______________________________________
    information will be reported to the Congress semi-annually and
    will be available for public inspection. Any person who fails to      Telephone No.:_______________ Date:_________
    file the required disclosure shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each failure.
-----------------------------------------------------------------------------------------------------------------------
Federal Use Only                                                          Authorized for Local Reproduction
                                                                          Standard Form--LLL
-----------------------------------------------------------------------------------------------------------------------

Disclosure of Lobbying Activities               1                   ATTACHMENT 5

                       DISCLOSURE OF LOBBYING ACTIVITIES
                              CONTINUATION SHEET
                                                                 Approved by OMB
                                                                       0348-0046

Reporting Entity:                                            Page      of
                 -------------------------------------------     -----   -----




Authorized for Local Reproduction
Standard Form--LLL-A


Disclosure of Lobbying Activities               2                   ATTACHMENT 5

   INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee of prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing of attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action. Use the SF-LLL-A Continuation Sheet for additional information if the space on the form is inadequate. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

 1. Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

 2. Identify the status of the covered Federal action.

 3. Identify the appropriate classification of this report. If this is a follow-up report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

 4. Enter the full name, address, city, state and zip code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

 5. If the organization filing the report in item 4 checks "Subawardee," then enter the full name, address, city, state and zip code of the prime Federal recipient. Include Congressional District, if known.

 6. Enter the name of the Federal agency making the award or loan commitment. Include at least one organizational level below agency name, if known. For example, Department of Transportation, United States Coast Guard.

 7. Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance
    (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

 8. Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number, Invitation for Bid (IFB) number, grant announcement number, the contract, grant, or loan award number, the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., "RFP-DE-90-001."

 9. For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10. (a) Enter the full name, address, city, state and zip code of the lobbying entity engaged by the reporting entity identified in item 4 to influence the covered Federal action.

    (b) Enter the full names of the individual(s) performing services, and include full address if different from 10(a); Enter Last Name, First Name, and Middle Initial (MI).

11. Enter the amount of compensation paid or reasonably expected to be paid by the reporting entity (item 4) to the lobbying entity (item 10). Indicate whether the payment has been made (actual) or will be made (planned). Check all boxes that apply. If this is a material charge report, enter the cumulative amount of payment made or planned to be made.

12. Check the appropriate box(es). Check all boxes that apply. If payment is made through an in-kind contribution, specify the nature and value of the in-kind payment.

13. Check the appropriate box(es). Check all boxes that apply. If other, specify nature.

14. Provide a specific and detailed description of the services that the lobbyist has performed, or will be expected to perform, and the date(s) of any services rendered. Include all preparatory and related activity, not just time spent in actual contact with Federal officials. Identify the Federal official(s) or employee(s) contacted or the officer(s), employee(s), or Member(s) of Congress that were contacted.

15. Check whether or not a SF-LLL-A Continuation Sheet(s) is attached.

16. The certifying official shall sign and date the form, print his/her name, title and telephone number.

Public reporting burden for this collection of information is estimated to average 30 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget Paperwork Reduction Project (0348-0046), Washington, D.C. 20503.


Disclosure of Lobbying Activities               3                   ATTACHMENT 5

                      GOVERNMENT PROPERTY - SCHEDULE II-A

Qty.              Description                    Brand             Model
----              -----------                    -----             -----
  2     Biological hood/Safety cabinet          Nu Aire          407-400
  1     Light source for bronchoscope           Oly Op           CLE-4U
  1     Scale
  1     Bronchoscope
  1     Refrigerator/Freezer                    Sears            46H64521N
  1     Lift, mix & match                       Genie            M-5
  1     Suction Pump                            GOMCO            GI4031
  1     CO2 incubator                           OHIO MD
  1     Electric Scale                          Arbor
  1     Autoclave, 27" x 39"                    AMSCO            VACAMATIC
  1     Ultrasonic cleaning machine             CRYOMED          BRANSN 92
  1     Dry ice Freezer                         REVCO            SZB-659
  1     Rectal biopsy kit
  1     Freezer, -70 degree                     Puffer Hubbard
  2     Primate cage, 4.3 sq. ft.               Partco           CG11
 36     Isolation chamber, stainless steel      Partco           SMB 6010
 13     4.3 sq. ft. cage, stainless steel       Partco           SMB 1025
 24     4.0 sq. ft. cage, stainless steel       Partco           SMB 1025
 40     Medium laryngoscope handle              Welch Allyn      (includes balde)

Special Test Equipment:
-----------------------
   62 Handles                       42 Rhesus monkey blades
   18 Chimp blades                  18 Squirrel monkey blades


NIH-2043                                                ATTACHMENT 6
June 1982

                                      12